McMorgan Funds
Supplement Dated September 13, 2007
to the Prospectuses
dated November 3, 2006
This Supplement updates certain information contained in the above-referenced prospectuses (the “Prospectuses”) of McMorgan Funds. You may obtain copies of the Prospectuses and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-831-1994, by visiting the McMorgan Funds’ website at www.mcmorganfunds.com, or by writing to NYLIFE Distributors LLC, Attn: McMorgan Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.
McMorgan Principal Preservation Fund
Replace the third paragraph under “Principal Investment Strategies — McMorgan Principal Preservation Fund” in its entirety with the following:
“The Fund will maintain portfolio diversification and quality standards in accordance with SEC Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”) which sets forth requirements for money market funds. In doing so, the Fund generally seeks to invest at least 95% of its total assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two Nationally Recognized Statistical Rating Organizations such as Standard & Poor’s Ratings Service (“S&P”) (at least A-1), Moody’s Investor Service (“Moody’s”) (at least P-1), Fitch Ratings (“Fitch”) (at least F1), and Dominion Bond Rating Service (“DBRS”) (at least R-1L). From time to time, the Fund may also invest in unrated securities that the Subadvisor believes are comparable to high-quality, short-term debt securities. The Fund may not invest in more than 5% of its total assets in unrated securities or short-term debt securities assigned the second highest rating, as calculated at the time of purchase. Total Assets means, with respect to the Fund, the total amortized cost of the Fund’s assets.”
Morgan Fixed Income Fund
Class R1 and R2 shares of the McMorgan Fixed Income Fund are now closed to all purchases. As of the date of this supplement, there are no Class R1 and R2 shares of the McMorgan Fixed Income Fund issued and outstanding.
Please Retain This Supplement For Your Future Reference.

McMorgan Funds
Supplement Dated September 13, 2007
to the Statement of Additional Information
dated November 3, 2006
This Supplement updates certain information contained in the above-dated Statement of Additional Information for McMorgan Funds. You may obtain copies of the Prospectuses and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-831-1994, by visiting the McMorgan Funds’ website at www.mcmorganfunds.com, or by writing to NYLIFE Distributors LLC, Attn: McMorgan Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.
Add the following disclosure to Appendix A:

DOMINION BOND RATING SERVICE

COMMERCIAL PAPER AND SHORT-TERM DEBT
The DBRS® short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.
R-1 (high)†
Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.
R-1 (middle)†
Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
R-1 (low)†
Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†
Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
R-2 (middle)†
Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
R-2 (low)†
Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.
R-3†
Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
R-4†
Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
R-5†
Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.
D†
A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

† R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited.
Source: www.dbrs.com
Please Retain This Supplement For Your Future Reference.